SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 15, 1997
(Date of earliest event reported)

DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

Delaware			                  	33-70814   		88-0310100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	            File Number  identification No.)

655 Maryville Centre Drive
St. Louis, Missouri					63141-5832
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(314) 523-3000

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Item 5.	Other Events.

On November 15, 1996 Deutsche Floorplan Receivables Master Trust made the distributions to Certificateholders contemplated by the Pooling and Servicing Agreement dated as of December 1, 1994 as amended and restated as of March 1, 1994 as further amended as of January 24, 1996 and as amended and restated as of October 1, 1996 (the "Agreement"), among Deutsche Floorplan Receivables, L.P. as Seller, Deutsche Financial Services Corporation as Servicer and The Chase Manhattan Bank as Trustee, as supplemented by Copies of the monthly Certificateholders' Statements for such distributions are being filed as Exhibits 1 and 2 to this Current
Report on Form 8-K.

Item 7.(c)  Exhibits

Exhibit                           Description

Ex-1                              Series 1994-1 and 1996-1 Compliance/
                                  Statistical Reporting for 12/31/96.
Ex-2                              Distribution Date Statement for Collection
                                  Period ending 12/31/96.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE FLOORPLAN RECEIVABLES, L.P.
(Registrant)

By:  		Deutsche Floorplan Receivables, Inc.
   		  General Partner
Date:		January 27, 1997
By:		  /s/ Richard H. Schumacher
Name:		Richard H. Schumacher
Title:	President and Treasurer

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